Exhibit 32

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q for the quarter ended April 30, 2007 for Donaldson Company, Inc.:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William M. Cook, Chief Executive Officer of Donaldson Company, Inc., certify, that:

1.	The Form 10-Q of Donaldson Company, Inc. for the quarter ended April 30, 2007 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date:   June 1, 2007

/s/   William M. Cook

William M. Cook
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Thomas R. VerHage, Chief Financial Officer of Donaldson Company, Inc., certify, that:

1.	The Form 10-Q of Donaldson Company, Inc. for the quarter ended April 30, 2007 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date:   June 1, 2007

/s/   Thomas R. VerHage

Thomas R. VerHage
Chief Financial Officer

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